Exhibit 99.1

Pareteum and Artilium Announce Agreement for Pareteum to Acquire Artilium in $104.7 Million Transaction

Pro-Forma 2018 Revenue Outlook of $49 Million

Expected to be Accretive to 2019 Earnings

Conference Call Scheduled for Friday, June 8 at 11am ET

NEW YORK and LONDON – PRNewswire – June 7, 2018 – Pareteum Corp. (NYSE American: TEUM) and Artilium plc (AIM: ARTA) today announced that they have reached agreement for Pareteum to acquire Artilium. Under the terms of the acquisition, which have been further detailed today in an announcement issued under Rule 2.7 of the UK Takeover Code, each Artilium shareholder will be entitled to receive 0.1016 Pareteum shares and 1.9 pence in cash per Artilium share upon completion of the transaction. The acquisition values each Artilium share at 19.55 pence and the entire issued and to be issued ordinary share capital of Artilium at approximately $104.7 million (or £78.0 million), based on Pareteum’s closing share price of $2.33 on June 6, 2018 and the exchange rate of US$1.3413: £1.

The transaction has been approved by the Pareteum Directors and all of the independent Artilium Directors (the “Artilium Recommending Directors”). The two companies recognize that the businesses are a natural fit and that Artilium complements and extends Pareteum’s geographic footprint in Europe.

Artilium and Pareteum have since October 2017 benefitted from a strategic alliance entered into with the intention of jointly pursuing new and developed markets, accelerating growth and increasing market penetration for both Artilium and Pareteum. Since announcing the strategic alliance, the Pareteum Directors and Artilium’s Recommending Directors have been incredibly pleased by the way the businesses have successfully collaborated and by their customers’ enthusiasm for the partnership.

In the few months since the alliance was launched, the two companies have collaborated on at least 18 opportunities, resulting in 7 sales wins and an increasing pipeline of potential deals to pursue. Pareteum estimates that over $65 million has been added to its 36-month contractual revenue backlog as a direct result of the engagement.

The two management teams have also worked well together and proven to be highly complementary.

The transaction is expected to be significantly accretive to Pareteum’s non-GAAP earnings per share in FY2019(1), produce strong growth in pro-forma operating cashflow generation and provide material cost and revenue synergies.

Commenting on the acquisition, Robert H. Turner, Founder, Executive Chairman and Principal Executive Officer of Pareteum, said: “Artilium and Pareteum have a natural fit when considering the award-winning products and services that will be combined and offered, the expansion of addressable markets, making us truly global in reach, and the resulting improved executive and operating talent to lead our company to even higher achievements and results. Since October 2017, we have operated in a strategic alliance with Artilium, which has had materially positive results. We will now turn our attention to accelerating this as one company. It has been a pleasure and great honor to work with Jan-Paul Menke and Bart Weijermars to combine our companies. The vision of open mobility and open applications now takes a demonstrable leap forward.”

Commenting on the acquisition, Jan-Paul Menke, Non-Executive Chairman of Artilium, said: “Pareteum and Artilium make a powerful combination. Our Artilium shareholders are very pleased with this transaction. We have grown Artilium with several well selected transactions, in addition to the sales and business development achievements we have produced. With the now significantly enhanced operating capabilities of the combined companies, we expect even more opportunities to become available and further improve the outlook for shareholder growth and value to be reflected in our business. Bart and I have had a positive and constructive experience in working with Robert H. Turner and his Pareteum “TEUM” to now create a very powerful platform company, and, it is one that we feel has the capability for significant future growth.”

Pareteum believes that the ongoing participation of Artilium’s CEO, Bart Weijermars, in the Artilium group and, in turn, the Pareteum group, is an important element of the acquisition. Therefore, effective on completion of the acquisition, he will be engaged as Chief Executive Officer of Pareteum Europe and Artilium as wholly owned subsidiaries of Pareteum.

The Directors of Pareteum and the Artilium Recommending Directors intend to recommend unanimously that their respective shareholders approve the transaction. The transaction is currently expected to close in September 2018, subject to the satisfaction of certain conditions including approval by Pareteum’s stockholders of the issuance of shares of common stock in connection with the acquisition and approval by Artilium’s shareholders of the scheme of arrangement under English law.

The Pareteum Directors and the Artilium Recommending Directors believe that the acquisition offers the opportunity for Pareteum stockholders and Artilium shareholders to benefit from the significant long term value creation that is expected to be unlocked by the combination, as well as offering Artilium shareholders a partial liquidity event.

The Pareteum Directors and the Artilium Recommending Directors believe the industrial logic for bringing the two companies together is underpinned by four key principles:

Expansion

▪	Enhanced ability to acquire new customers with expanded product set.

▪	Significant potential to monetize customer bases through cross-sell and upsell.

▪	A larger platform from which to expand into new markets.

Scale

▪	Pro-forma FY2018 revenues of $49.0 million.(2)

▪	Carrier fee and cloud cost economies of scale.

▪	Reduction in corporate overheads and capital expenditures.

▪	Reinvestment of cost savings to support further growth.

Capital

▪	Enhanced financial profile with which to access the capital markets.

▪	Greater visibility with the investor community.

▪	Enhanced liquidity for Artilium shareholders.

Platform

▪	Strong platform for acquisitions and market consolidation.

▪	Significant pipeline of potential add-on M&A.

▪	Combined company will be the buyer of choice for many sellers.

Advisors:

Jefferies LLC is acting as financial advisor and Hogan Lovells is acting as legal advisor to Pareteum on the transaction. finnCap Ltd is acting as financial advisor and Addleshaw Goddard LLP is acting as legal advisor to Artilium on the transaction.

Investor and analyst presentation:

There will be an investor presentation for investors and research analysts Friday, June 8 at 11:00 a.m. New York time / 4:00 p.m. London time (dial-in instructions below). A copy of the presentation (and any relevant accompanying oral presentation/transcript) will be available, subject to certain restrictions relating to persons resident in certain restricted jurisdictions, at www.pareteum.com/investors and www.artilium.com/investors in due course.

Pareteum Corporation Investor Update Conference Call:

Date: Friday, June 8, 2018

Time: 11:00 a.m. ET

Conference ID: 5039786

Participant Dial-In Numbers:

TOLL-FREE    1-866-548-4713

TOLL/INTERNATIONAL    1-323-794-2093

U.K. TOLL     +44 (0)330 336 9105

U.K. TOLL FREE     0800 358 6377

Live Webcast:   http://public.viavid.com/index.php?id=130055

Notes:

(1)	Based on projected Pareteum non-GAAP earnings per share for the financial year ended December 31, 2019 and onwards. Non-GAAP earnings per share excludes stock compensation expense, amortization of intangible assets, restructuring charges, acquisition, integration, other one-time items and their related income tax effect. The statement that the acquisition is expected to be earnings accretive is not intended as a profit forecast and should not be construed as such, and is not subject to the requirements of Rule 28 of the UK Takeover Code. The statement should not be interpreted to mean that the earnings per share in any future financial period will necessarily match or be greater than those for the relevant preceding financial period.
(2)	Pro-forma based on management estimates. Artilium financials calendarized to December 31 and excluding impact of purchase accounting adjustments. Pareteum FY2018 revenue estimate of $24.0 million. Artilium FY2018 estimate of $25.0 million. Artilium financials converted into USD at Pareteum’s long term business plan rate of USD:EUR = 0.8000.

About Pareteum

Pareteum is a rapidly growing cloud communications platform company with a mission - “to connect every person and every thing”™. Service providers, brand marketing companies, enterprise and Internet of Things providers use Pareteum to energize their growth and profitability through cloud communication services and complete turnkey solutions featuring relevant content, applications, and connectivity worldwide. To achieve this, Pareteum has developed patent pending software platforms which are connected to 45 mobile networks in 65 countries using multiple different communications channels including mobile telephony, data, SMS, VOIP, OTT services – all over the world. Pareteum integrates all these disparate communications methods and services and brings them to life for customers and application developers, allowing communications to become value-added. This is a major strategic target for many industries, from legacy telecommunications providers to the disruptive technology and data enterprises of today and the future.

The vast majority of Pareteum’s platform is comprised of its own proprietary software, which provides customers with a great deal of flexibility in how they use its products now and in the future and allows Pareteum to be market driven in its future. Pareteum’s platform services partners (technologies integrated into its SMART Cloud) include: HPE, IBM, Sonus, Oracle, Microsoft, NetNumber, Affirmed and other world class technology providers. Pareteum is a mission-focused company empowering every person and every “thing” to be globally connected – Any Device, Any Network, Anywhere.™ The Pareteum SMART Cloud Platform targets large and growing sectors from IoT (Internet of Things), Mobile Virtual Network Operators (MVNO), Smart Cities, and Application developer markets - each in need of mobile platforms, management and connectivity. These sectors need Communications-as-a-Service (CaaS), which Pareteum delivers.

About Artilium

Artilium is an innovative software development company active in the enterprise communications and core telecommunication markets delivering software solutions which layer over disparate fixed, mobile and IP networks to enable the deployment of converged communication services and applications.

In broad terms, Artilium provides services to both telecom infrastructure customers (across Mobile Network Operators (MNOs), Mobile Virtual Network Operators (MVNOs), Mobile Virtual Network Enablers (MVNEs), Fixed and Alternative Operators, Hosting Providers, System Integrators and Managed Service Providers) such as Proximus and Telenet, as well as enterprise customers, such as Philips. Across products and businesses, Artilium provides services to more than 20 million end-users.

Participants in the Solicitation

Pareteum and its directors, officers, employees and agents may be considered participants in the solicitation of proxies from Pareteum’s stockholders in respect of the acquisition, including the issuance of shares of Pareteum’s common stock in relation to the acquisition. Information about Pareteum’s directors and executive officers is set forth in Pareteum’s Annual Report on Form 10-K for the year ended December 31, 2017 which was filed with the SEC on March 30, 2018, and Pareteum’s proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on July 27, 2017. Other information regarding potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the issuance of shares of Pareteum’s common stock in the acquisition (the “Proxy Statement”) and other relevant documents when they become available.

Forward looking statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based on current expectations and projections about future events. Pareteum’s actual results may differ materially from those discussed herein, or implied by, these forward-looking statements. Forward-looking statements are generally identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “should,” “will,” “would,” “could,” “continue,” “likely” or the negative or plural of such words and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The statements that contain these or similar words should be read carefully because these statements discuss Pareteum’s future expectations, contain projections of Pareteum’s future results of operations or of Pareteum’s financial position, business strategy, short-term and long-term business operations and objectives, financial needs and other “forward-looking” information. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, without limitation: the risk that the acquisition is not completed on a timely basis or at all; the ability to integrate Artilium into Pareteum’s business successfully and the amount of time and expense spent and incurred in connection with the integration; the possibility that competing offers will be made; the risk that the economic benefits and other synergies that Pareteum’s management anticipates as a result of the acquisition are not fully realized or take longer to realize than expected; the risk that certain risks and liabilities associated with the acquisition have not been discovered; the risk that the approval of Artilium shareholders of the acquisition or the requisite approval by Pareteum’s stockholders of the issuance of the new shares of common stock in relation to the acquisition may not be obtained or that other conditions of the acquisition will not be satisfied; changes in global or local political, economic, business, competitive, market and regulatory forces; changes in exchange and interest rates; changes in tax and other laws or regulations; future business combinations or disposals; operating costs, customer loss and business disruption (including difficulties in maintaining relationships with employees, customers or suppliers) occurring prior to completion of the acquisition or if the acquisition is not completed at all; changes in the market price of shares of Pareteum or Artilium; and changes in the economic and financial conditions of the businesses of Pareteum or Artilium.

The foregoing does not represent an exhaustive list of risks. Additional factors are described in Pareteum’s public filings with the SEC, and other factors will be described in the Proxy Statement. Moreover, Pareteum operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Pareteum’s management to predict all risks, nor can Pareteum assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Pareteum may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the information in this press release.

Any forward-looking statements in this press release are not guarantees of future performance, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements, possibly materially. Accordingly, you should not place undue reliance on any such forward-looking statements. All forward-looking statements included in this press release are based on information available to Pareteum management on the date of such information. Except to the extent required by applicable laws or rules, Pareteum undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to Pareteum or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained throughout this press release.

No profit forecasts or estimates

No statement in this press release is intended as a profit forecast or estimate for any period and no statement in this press release should be interpreted to mean that earnings or earnings per ordinary share for Artilium or Pareteum for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per ordinary share for Artilium or Pareteum.

Pareteum Investor Relations Contacts:

InvestorRelations@pareteum.com

Denis McCarthy

Senior Vice President Corporate Development

(646) 810-2182

Ted O’Donnell

Chief Financial Officer

(212) 984-1096

Alexander Korff

Corporate Secretary

(646) 810-2182

Stephen Hart

Hayden IR

917-658-7878

Carrie Howes
Rayleigh Capital
Dubai- London
T UAE: +971 (0) 55 997 0427 | T UK: +44 (0) 870 490 5443 | T CAN: +1 416 900 3634

Artilium Investor Relations Contacts:

Jan-Paul Menke

Non-Executive Chairman

Bart Weijermars

Chief Executive Officer

Rupert Hutton

Chief Finance Officer

in each case via Buchanan, as below:

Chris Lane, Buchanan

+44 (0)20 7466 5000

Jamie Hooper, Buchanan

+44 (0)20 7466 5000